Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): January 19, 2007




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                              6201 Bristol Parkway
                             Culver City, CA 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)










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SECTION  1.  Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 19, 2007, the registrant entered into a software licensing agreement with Microsoft Corporation for the Microsoft ConferenceXP Software Technology, which will be integrated with the registrants' ICE(tm) Enterprise Clinical Documentation,
Telemedicine and Tele-health  software for commercialization.

The significant part of this agreement calls for payment of royalties to Microsoft Corporation in the amount of 10% of net proceeds from the sale of the combined software application by the registrant.

SECTION  2.   Financial  Information
Not  Applicable

SECTION  3.  , Securities and Trading Markets
Not  Applicable

SECTION  4.  Matters Relating to Accountants and Financial Statements
Not Applicable

SECTION  5.  Corporate governance and Management
Not  Applicable

SECTION  6.  Reserved
Not  Applicable

SECTION  7.  Regulation FD
Not  Applicable

SECTION  8:  Other Events                                 Not  Applicable

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
Exhibit  16.1  -  Software Licensing Agreement between Registrant and Microsoft
                  Corporation for Microsoft ConferenceXP Software Technology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             InterCare DX, Inc.
                                               (Registrant)

Date:  January 25, 2007              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)















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